POTOMAC ELECTRIC POWER COMPANY

                                 Senior Notes

                            UNDERWRITING AGREEMENT

                                                      [Date]


To the Representatives named in
  Schedule I hereto of the Underwriters
  named in Schedule II hereto

Ladies and Gentlemen:

      The undersigned Potomac Electric Power Company (the "Company") hereby confirms its agreement with the several underwriters named in Schedule II hereto (the "Underwriters") as set forth below to sell its Senior Notes of the designation, with the terms and in the amount, specified in Schedule I hereto (the "Senior Notes"). If the firm or firms listed in Schedule I hereto (the "Representatives") are the same as the firm or firms listed in
Schedule II hereto, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

      SECTION I.  Description of Senior Notes.  The Company has
                  ---------------------------
authorized by appropriate corporate action and proposes to issue and sell the Senior Notes, to be issued under an Indenture, dated _______________, 1998, between the Company and The Bank of New York, as trustee (the "Indenture Trustee"), and the indenture supplemental thereto relating to the Senior Notes (herein collectively called the "Senior Note Indenture"). The Senior Notes will be secured by a corresponding series of First Mortgage Bonds (the "First Mortgage Bonds") issued under the Company's Mortgage and Deed of Trust dated July 1, 1936 to The Bank of New York, as successor trustee (the "Trustee"), and the indentures supplemental thereto including the supplemental indenture relating to the First Mortgage Bonds (herein collectively called the "Mortgage Bond Indenture"). Certain of the terms and provisions relating to the Senior Notes, the First Mortgage Bonds, the Senior Note Indenture and the Mortgage Bond Indenture are summarized in the Registration Statement and Prospectus hereinafter referred to.

      SECTION 2.  Representations and Warranties of the Company.
                  ---------------------------------------------
The Company represents and warrants to each of the Underwriters that:

            (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration
      statement on Form S-3 (No. 333-     )(the "Registration
      Statement"), including a prospectus, for the registration of the Senior Notes under the Securities Act of 1933, as amended (the "1933 Act"), and the qualification of the Indenture under the Trust Indenture Act of 1939 (the "1939 Act"), which Registration Statement has been declared effective by the Commission and which Indenture has been qualified under the 1939 Act. Such Registration Statement, as amended to the date of this Agreement, including the documents incorporated by reference, but excluding the Form T-1 Statement of Eligibility and Qualification of the Indenture Trustee, and the prospectus contained in the Registration Statement as supplemented either by a prospectus supplement, dated the date hereof, relating to the terms and offering of the Senior
      Notes to be filed pursuant to Rule 424 ("Rule 424") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and/or by a term sheet or abbreviated term sheet, if any, sent or given in reliance upon Rule 434 of the 1933 Act Regulations and to be filed pursuant to Rule 424 (including, in each case, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act) is hereinafter called the "Prospectus;" any reference herein to the terms
      "amend," or "amendment" with respect to the Registration Statement or the Prospectus shall be deemed to include any document incorporated by reference therein after the date hereof and prior to the termination of the offering of the Senior Notes by the Underwriters;
      provided, however, that any prospectus supplement, term sheet or abbreviated term sheet filed with the Commission pursuant to Rule 424 under the 1933 Act with respect to an offering of senior notes other than the Senior Notes shall not be deemed to be a supplement to, or a part of, the Prospectus. If any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Senior Notes (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use.

            (b) At the time the Registration Statement became effective, the Registration Statement, the form of Senior
      Note Indenture and the Mortgage Bond Indenture fully complied, and at the Closing Date, as hereinafter defined, the Registration Statement and the Prospectus, as they may be amended or supplemented, and the Senior
      Note Indenture and the Mortgage Bond Indenture will fully comply, in all material respects with the applicable provisions of the 1933 Act, the 1933 Act Regulations, and the 1939 Act; on said dates the Registration Statement did not, and the Registration Statement, as it may be amended or supplemented, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; when the Registration Statement became effective, the prospectus included therein did not, and at the Closing Date and on the date it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 the Prospectus, as it may be amended or supplemented, will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties in this subparagraph
      (b) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished herein or in writing to the Company by the Representatives or by or on behalf of any

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

      Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus.

            (c) The documents incorporated by reference in the Registration Statement and the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, when they were filed with the Commission, complied in all material respects with the applicable requirements of the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission thereunder, and any documents so filed and incorporated by reference subsequent to the date hereof will, when they are filed with the Commission, comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder; and none of such documents when filed included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (d) The financial statements incorporated by reference in the Registration Statement and the Prospectus present fairly the financial condition and operations of the Company and its consolidated subsidiaries at the respective dates or for the respective periods to which they apply; such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth therein; and the supporting schedules incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein and PricewaterhouseCoopers LLP ("PWC"), who have examined certain of the financial statements, are independent accountants as required by the 1933 Act, and the rules and regulations of the Commission.

            (e) Except as reflected in, or contemplated by, the Registration Statement and the Prospectus, since the respective dates as of which information is given in the Registration Statement and the Prospectus, and prior to the Closing Date, (i) there has not been any material, adverse change in the business, property or financial condition of the Company and its subsidiaries considered as one enterprise and (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise. The Company has no material contingent obligation which is not disclosed in or contemplated by the Registration Statement and the Prospectus.

            (f) The sale by the Company to the Underwriters, severally, of the Senior Notes for the consideration herein specified and upon the terms and conditions herein contained will not result in a breach of any of the terms or provisions of or constitute a default under the Company's Certificate of Incorporation or By-Laws, each as amended, or any indenture or other agreement or instrument which the Company has assumed or to which it is now a party or any applicable law, administrative regulation or administrative court decree.

            (g) There are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

      SECTION 3.  Sale of the Senior Notes.  On the basis of the
                  ------------------------
representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the respective principal amounts of Senior Notes set forth opposite the name of such Underwriter in Schedule II hereto.

      SECTION 4.  Time and Place of Closing.  Payment for the
                  -------------------------
Senior Notes shall be made at the place, date and time specified in
Schedule I hereto (or such other place, date and time as the Representatives and the Company may agree upon), against delivery of the Senior Notes, at the office of The Bank of New York, 101 Barclay Street, New York, N.Y., to the Representatives for the respective accounts of the several Underwriters. The date and time of such delivery and payment are herein called the "Closing Date." Payment for the Senior Notes shall be in immediately available funds. Certificates for the Senior Notes shall be delivered to the Representatives for the respective accounts of the several Underwriters in such names and denominations as the Representatives shall specify not later than the beginning of business on the third full business day before the Closing Date. For the purpose of expediting the checking of the certificates by the Representatives, the Company agrees to make the certificates for the Senior Notes available to the Representatives not later than 1:00 p.m., New York Time, on the last full business day prior to the Closing Date at said office of Bank of New York.

      SECTION 5.  Covenants of the Company.  The Company agrees
                  ------------------------
that:

            (a) As soon as possible after the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to Rule 424 setting forth, among other things, the necessary information with respect to the terms of offering of the Senior Notes.

            (b) The Company will give the Representatives notice of its intention to file any amendment to the Registration
      Statement or any amendment or supplement to the Prospectus, will furnish the

      Representatives and counsel for the Underwriters copies of any such amendment or supplement a reasonable time in advance of filing, and will not file any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object prior to such filing.

            (c) The Company will promptly deliver to the Representatives one fully executed copy of the Registration Statement as originally filed with the Commission and of each amendment or supplement thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith not previously furnished to the Representatives) and signed copies of each consent and certificate included therein or filed as an exhibit thereto. The Company will also send to the Representatives as soon as practicable after the date of this Agreement and thereafter from time to time not later than nine months after the date of this Agreement, as many copies of the Prospectus (excluding documents incorporated by reference under Item 12 of Form S-3) as the Representatives may reasonably request for the purposes contemplated by the 1933 Act, the 1934 Act and the rules and regulations of the Commission thereunder.

            (d) The Company will pay or cause to be paid all expenses in connection with (i) the preparation and filing by it of the Registration Statement and Prospectus and the preparation and delivery of this Agreement, (ii) the preparation, rating, issue and delivery of the Senior Notes to be sold by it as provided herein, (iii) the printing and delivery to the Underwriters in reasonable quantities of copies of the Registration Statement, each preliminary prospectus and the Prospectus, (iv) all filing fees and fees and disbursements not to exceed $5,000 of Winthrop, Stimson, Putnam & Roberts incurred in connection with the qualification of the Senior Notes under securities laws and the determination of the legality of the Senior Notes in accordance with the provisions of Section 5(i), and (v) the printing and delivery to the Underwriters of copies of the Blue Sky Survey; and will pay all taxes, if any (but not including any transfer taxes), on the issue of said Senior Notes; provided, however, that the Underwriters shall pay all of their own costs and expenses, including the fees and expenses of their counsel (subject however to the provisions of this subparagraph requiring the payment by the Company of certain fees and expenses, not to exceed $5,000), any transfer taxes on the Senior Notes which they may sell.

            (e) If, during the period when delivery of the Prospectus is required under the 1933 Act, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Representatives, shall occur which, in the Company's opinion, should be set forth in an amendment to the Prospectus, including an appropriate filing pursuant to Section 13(a) or (c) or Section 14 of the 1934 Act, in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, or if it is necessary to amend the Prospectus to comply with the 1933 Act, the Company will forthwith at its expense prepare and file with the Commission (in form and substance satisfactory to counsel for the Underwriters) and furnish to the Representatives a reasonable number of copies of such amendment or amendments to the Prospectus, including any filing pursuant to Section 13(a) or (c) or Section 14 of the 1934 Act, which will amend the Prospectus so that as amended it will comply with the 1933 Act and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. In case any of the several Underwriters is required to deliver a prospectus after the expiration of nine months after the date of this Agreement, the Company, upon such Underwriter's request, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable number of copies of the Prospectus complying with Section 10(a) of the 1933 Act.

            (f) The Company will advise the Representatives promptly (confirming such advice in writing) (i) of the filing of the Prospectus pursuant to Rule 424 and of any amendment to the Prospectus or Registration Statement,
      (ii) of the receipt of any comments from the Commission,
      (iii) of any official request made by the Commission for amendments to the Registration Statement or Prospectus or for additional information with respect thereto or
      (iv) of official notice of institution of proceedings for, or the entry of, a stop order suspending the effectiveness
      of the Registration Statement.   The Company will make every
      reasonable effort to prevent the issuance of any stop order and, if such a stop order should be entered by the Commission, will make every reasonable effort to obtain the lifting or removal thereof as soon as possible.

            (g) For a period of five years, the Company will (i) furnish to the Representatives as soon as practicable after the close of each fiscal year a consolidated balance sheet of the Company as of the close of such fiscal year, in reasonable detail, together with consolidated statements of earnings and of cash flows, in reasonable detail, of the Company, for such fiscal year, such consolidated balance sheet, statements of earnings and of cash flows, to be accompanied by an opinion thereon rendered by independent accountants, who may be the regular auditors for the Company;
      (ii) upon request, will furnish to the Representatives as soon as practicable after the close of each of the first three quarters of each fiscal year an interim earnings statement of the Company for the twelve months ended with the close of such quarter, which need not be audited, similar to that furnished pursuant to clause (i) of this this subparagraph; and

      (iii) will furnish to the Representatives copies of all such financial statements as it shall file with the Commission or any governmental agency substituted therefor, and from time to time, copies of any reports or other communications which it shall send to stockholders generally.

            (h) The Company will make generally available to its security holders, as soon as reasonably practicable, but in any event not later than 16 months after the end of the fiscal quarter in which the filing of the Prospectus pursuant to Rule 424 occurs, an earning statement (in form complying with the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Regulations, which need not be certified by independent public accountants) covering a period of twelve months beginning not later than the first day of the Company's fiscal quarter next following the filing of the Prospectus pursuant to Rule 424.

            (i) The Company will use its best efforts to qualify the Senior Notes for offer and sale under the applicable securities and legal investment laws of such jurisdictions as the Representatives may designate, and will file and make such statements or reports as are or may be reasonably required by the laws of such jurisdictions; provided, however, that the Company shall not be required to qualify as a foreign corporation or dealer in securities, or to file any general consents to service of process under the laws of any jurisdiction. The fees and disbursements of Winthrop, Stimson, Putnam & Roberts, who are acting as counsel for the Underwriters for the purposes of this Agreement, shall be paid by the Underwriters (subject however to provisions of subparagraph (d) hereof requiring payment by the Company of counsel fees and disbursements not to exceed $5,000), provided, however, that if this Agreement is terminated in accordance with the provisions of Section 6, 7 or 9, the Company shall reimburse the Underwriters for the amount of such fees and disbursements. The Company shall not be required to pay any amount for any expenses of the Underwriters except as provided in this Section 5. The Company shall not in any event be liable to the Underwriters for damages on account of the loss of anticipated profits.

            (j) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13(a) or (c) or Section 14 of the 1934 Act subsequent to the time of execution of this Agreement.

            (k) Between the date hereof and the Closing Date, the Company will not, without prior written consent of the Representatives, offer or sell, or enter into any agreement to sell, any additional Senior Notes or First Mortgage Bonds of the Company.

            (l) The Company will use the net proceeds received from the sale of the Senior Notes in the manner specified in the Prospectus under "Use of Proceeds".

      SECTION 6.  Conditions of Underwriters' Obligations.  The
                  ---------------------------------------
several obligations of the Underwriters to purchase and pay for the Senior Notes shall be subject to the accuracy of the representations and warranties on the part of the Company, to the substantial accuracy of the statements of Company officers made pursuant to the provisions hereof, and to the following further conditions:

            (a) That, at the Closing Date, the Representatives shall receive the signed opinions of the following counsel, substantially in the respective forms attached hereto:
      Winthrop, Stimson, Putnam & Roberts, counsel for the
      Underwriters, and Covington & Burling and William T.
      Torgerson, Esq., each counsel for the Company.

            (b) That no amendment to the Registration Statement or Prospectus, filed subsequent to the execution of this Agreement, shall be unsatisfactory in substance to the Representatives or unsatisfactory in form to counsel for the Underwriters.

            (c) That, at or prior to 6:00 p.m., New York Time, on the date hereof, or at such later time and date as the Representatives may have from time to time consented to in writing or by telephone, confirmed in writing, all orders of the Public Service Commission of the District of Columbia necessary to permit the issue, sale and delivery of the Senior Notes shall be in effect; that at or prior to the Closing Date the certificate of such Public Service Commission permitting the issue of the Senior Notes shall have been recorded on the books of the Company; that prior to the Closing Date no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the 1933 Act by the Commission and that at the Closing Date no proceedings therefor shall be pending or threatened; and that at the Closing Date the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances which they were made, not misleading, other than any statement contained in, or any matter omitted from, the Prospectus in reliance upon, and in conformity with, information furnished to the Company in writing by the Representatives or by or on behalf of any of the several Underwriters through the Representatives expressly for use in the Registration Statement or the Prospectus.

            (d) That, subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus and prior to the Closing Date, no material and adverse change in the condition of the Company and its subsidiaries, taken as a whole, financial or otherwise, shall have taken place (other than as referred to in or contemplated by the Registration Statement and Prospectus) and that the Company shall, at the Closing Date, deliver to the Representatives, a signed certificate of its President or a Vice President and its Treasurer or an Assistant Treasurer to the effect that (i) there has been no material adverse change, (ii) the representations and warranties in Section 2 are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Date, and
      (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

            (e) That at the Closing Date the Representatives shall have received a letter from PWC in form and substance satisfactory to the Representatives, dated the Closing Date, confirming that they are independent accountants within the meaning of the 1933 Act, the 1934 Act and published rules and regulations thereunder and to the effect that (i) in their opinion the audited consolidated financial statements included in the Company's Annual Report to the Commission on Form 10-K, incorporated by reference in the Registration Statement (the "Form 10-K"), comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1934 Act and the published rules and regulations of the Commission issued thereunder with respect to Form 10-K and registration statements on Form S-3, and
      (ii) on the basis of a reading of the unaudited consolidated financial data included in the Company's Quarterly Reports to the Commission on Form 10-Q, if any (the "Forms 10-Q"), incorporated by reference in the Registration Statement, and on the basis of the following procedures (but not on the basis of an audit in accordance with generally accepted auditing standards) to be performed by PWC: (A) a reading of the minutes of the Board of Directors of the Company and the Executive Committee thereof as set forth in the minute books to a specified date not more than three business days prior to the date of such letter, (B) a reading of the latest available unaudited interim consolidated financial data (if any), and (C) inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing has come to their attention which in their judgment would indicate that (1) the unaudited consolidated financial data included in the Forms 10-Q (if any) do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the published rules and regulations of the Commission thereunder, or that any material modifications should be made to such unaudited consolidated financial data for such unaudited consolidated financial data to be in conformity with generally accepted accounting principles; (2) the unaudited amounts of operating revenue, net income, earnings applicable for common stock and earnings per share of common stock and unaudited amounts for property and plant -- net, long-term debt, preferred and preference stock and common equity outstanding, as included in the Registration Statement, were not determined on a basis substantially consistent with that of the corresponding amounts in the audited consolidated statements of earnings and consolidated balance sheets incorporated by reference in the Registration Statement; (3) the ratios of earnings to fixed charges, actual and (if any) pro forma, as set forth in the Registration Statement were not arithmetically correct;
      (4) at the date of the latest available unaudited interim financial data there was any change in the common stock outstanding or long-term debt of the Company or any decrease in the common equity of the Company (before giving effect to dividends declared on common stock) as compared with amounts shown in the most recent consolidated balance sheet incorporated by reference in the Registration Statement; or for the period from the date of such consolidated balance sheet to the date of the latest available unaudited interim consolidated financial data there were any decreases, as compared with the corresponding period in the preceding year, in operating revenue or in net income or earnings per share; or (5) at a specified date not more than three business days prior to the date of such letter there was any change in the common stock outstanding or long-term debt of the Company, in each case as compared with amounts shown in the most recent consolidated balance sheet incorporated by reference in the Registration Statement; except in all instances for (i) changes or decreases which the Registration Statement discloses have occurred or may occur or (ii) changes or decreases not in excess of $500,000 or (iii) changes occasioned by the issuance of common stock pursuant to the Company's Shareholder Dividend Reinvestment Plan, Savings Plan for Exempt Employees, Savings Plan for Bargaining Unit Employees and Savings Plan for Non- Bargaining Unit, Non-Exempt Employees, or Long-Term Incentive Plan or upon the conversion of the Company's 7% Convertible Debentures and the 5% Convertible Debentures. The letter of PWC also shall be to the effect that they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are derived from the general accounting records of the Company, which appear in the Registration
      Statement and Prospectus and which are specified by the Representatives, and have compared such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.

            (f) That the Company shall have performed such of its obligations under this Agreement as are to be performed by the terms hereof at or before the Closing Date.

            (g)  At the Closing Date counsel for the
      Underwriter shall have

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

      been furnished with such certificates, documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Bonds as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Senior Notes as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

      If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Date and such termination shall be without liability of any party to any other party except as provided in Section 5 and Section 8.

      SECTION 7.  Conditions of Company's Obligations.  The
                  -----------------------------------
obligations of the Company with respect to the issue, sale and delivery of the Senior Notes shall be subject to the following conditions:

            (a) That, at or before 6:00 p.m., New York Time, on the date hereof, or such later time and day as the Company may have from time to time consented to in writing or by telephone, confirmed in writing, all orders of the Public Service Commission of the District of Columbia necessary to permit the issue, sale and delivery of the Senior Notes shall be in effect; and that prior to the Closing Date no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the 1933 Act by the Commission and that at the Closing Date no proceedings therefor shall be pending or threatened.

            (b) That no order of the Public Service Commission of the District of Columbia relating to the issue or sale of the Senior Notes or to the application of the proceeds thereof, which may be entered after the execution of this Agreement and prior to the Closing Date, shall contain any conditions which are not acceptable to the Company.

      In case any of the conditions specified in this Section shall not have been fulfilled, this Agreement may be terminated by the Company, upon notice thereof to the Representatives, at any time prior to Closing Date, and such termination shall be without liability of any party to any other party except as provided in
Section 5 and Section 8.

      SECTION 8.  Indemnification.  (a)  The Company agrees to
                  ---------------
indemnify and hold harmless the several Underwriters and each person who controls any of the several Underwriters within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages or liabilities, as incurred, joint or several, to which they or any of them may become subject under the 1933 Act or under any other statute or common law, and to reimburse each such Underwriter and each such controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities, or in connection with defending or settling (if settled with the written consent of the Company) any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or as subsequently amended, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus as originally filed or as subsequently amended or supplemented, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this Section shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by the Representatives or by or on behalf of any of the several Underwriters through the Representatives expressly for use in the Registration Statement as originally filed or as subsequently amended or in the Prospectus as originally filed or as subsequently amended or supplemented; and provided, further, that the indemnity agreement contained in this Section shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of Senior Notes to any person if such Underwriter failed to send or give a copy of the Prospectus (as it may have been amended or supplemented) (excluding documents incorporated by reference) to such person with or prior to the written confirmation of the sale involved. The indemnity agreement of the Company contained in this Section and the representations and warranties of the Company contained in Section 2 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any such controlling person, and shall survive the delivery of the Senior Notes. The Underwriters agree to notify the Company promptly of the commencement of any litigation or proceedings against them or any of them or against any such controlling person in connection with the sale of Senior Notes.

      (b) Each Underwriter agrees to indemnify and hold harmless the Company, its officers and directors, and each person who controls the Company or any of its officers and directors within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages or liabilities, as incurred, joint or several, to which they or any of them may become subject under the 1933 Act or under any other statute or common law, and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities, or in connection with defending or settling (if settled with the written consent of the Representatives) any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or as subsequently amended, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus as originally filed or as subsequently amended or supplemented, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by the Representatives or by or on behalf of the several Underwriters through the Representatives expressly for use in the Registration Statement as originally filed or as subsequently amended or in the Prospectus as originally filed or as subsequently amended or supplemented. The indemnity agreement contained in this Section shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, or any such controlling person, and shall survive the receipt of the proceeds of the sale of the Senior Notes. The Company agrees promptly to notify the Representatives of the commencement of any litigation or proceedings against the Company, any of its officers or directors or any controlling person in connection with the sale of Senior Notes. The foregoing indemnity agreement is in addition to any further liability which any Underwriter may otherwise have to the Company or any of its directors, officers or controlling persons.

      (c) The Company and each of the several Underwriters agree that, upon the receipt of notice of the commencement of any action against it, its officers and directors, or any person controlling it as aforesaid in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder. The omission so to notify such indemnifying party or parties of any such action shall relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party on account of any indemnity agreement contained in (a) or (b) above, but shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them. In the event that the parties to any such action (including impleaded parties) include both the indemnified party or parties and the indemnifying party and any of the indemnified parties shall have been advised by counsel chosen by it and reasonably satisfactory to the Company that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party or parties and will reimburse the indemnified party or parties as aforesaid for the reasonable fees and expenses of any counsel retained by such indemnified party or parties, it being understood that the indemnifying party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such indemnified parties, which firm shall, in connection with indemnification provided for in (a) above, be designated in writing by the Representatives, and, in connection with indemnification provided for in (b) above, be designated in writing by the Company.

      (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 8 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of the losses, liabilities, claims, damages and expenses of the nature contemplated in said indemnity agreement in such proportion as is equitable and as shall reflect both the relative benefits received by the Company on the one hand and the Underwriter or Underwriters, as the case may be, on the other hand from the offering of the Senior Notes, and the relative fault, if any, of the Company on the one hand and of the Underwriter or Underwriters, as the case may be, on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter or Underwriters, as the case may be, on the other hand in connection with the offering of the Senior Notes shall be deemed to be in the same proportion as the total net proceeds from the offering of such Senior Notes (before deducting expenses) received by the Company bear to the total commissions and underwriting discounts received by the Underwriter or Underwriters, as the case may be. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriter or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages and expenses referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

      SECTION 9.  Termination.  This Agreement may be terminated
                  -----------
any time prior to the Closing Date by the Representatives by giving notice thereof to the Company, if at or prior to such time (i) there shall have occurred any general suspension of trading in securities on the New York Stock Exchange or there shall have been established by the New York Stock Exchange or by the Commission or by any federal or state agency or by the decision of any court any limitation on prices for such trading, or (ii) if a banking moratorium has been declared by any Federal, New York, District of Columbia or Virginia authority, or (iii) there shall have occurred any new outbreak or escalation of hostilities or other national or international calamity or crisis, the effect of which on the financial markets of the United States shall be such as to make it impracticable for the Underwriters to enforce contracts for the sale of the Senior Notes, or (iv) the Company shall have sustained a substantial loss by fire, flood, accident or other calamity which renders it impracticable to consummate the sale of the Senior Notes and the delivery of the Senior Notes by the several Underwriters at the initial public offering price. Any termination hereof pursuant to this Section 9 shall be without liability of any party to any other party except as otherwise provided in Section 5 and Section 8.

      SECTION 10.  Default.  If one or more of the Underwriters
                   -------
shall fail on the Closing Date to purchase the Senior Notes which it or they are obligated to purchase hereunder (the "Defaulted Senior Notes"), then the remaining Underwriters (the "Non-Defaulting Underwriters") shall have the right, within 24 hours after the Closing Date, to make arrangements for one or more of the Non-Defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Senior Notes in such amounts as may be agreed upon and upon the terms herein set forth. If, however, during such 24 hours such arrangements shall not have been completed for the purchase of all of the Defaulted Senior Notes, then:

            (a) If the principal amount of the Defaulted Senior Notes does not exceed 10% of the principal amount of the Senior Notes, the Non-Defaulting Underwriters shall be obligated to purchase the total number of such Defaulted Senior Notes in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all Non-Defaulting Underwriters.

            (b) If the principal amount of the Defaulted Senior Notes exceeds 10% of the principal amount of the Senior Notes, this Agreement shall terminate without any liability on the part of the Company or any Non-Defaulting Underwriter.

      Nothing in this Section 10 and no action taken pursuant to this Section 10 shall relieve any defaulting party from liability in respect of its default.

      In the event of a default by one or more Underwriters as set forth in this Section 10 which does not result in a termination of this Agreement, either the Non-Defaulting Underwriters or the Company shall have the right to postpone the Closing Date for a period of not exceeding 7 days in order that any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements may be effected.

      SECTION 11.  Representations, Warranties and Agreements to
                   ---------------------------------------------
Survive Delivery.  All representations, warranties and agreements
----------------
contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Senior Notes to the Underwriters.

      SECTION 12.  Miscellaneous.  This Agreement shall inure to
                   -------------
the benefit of the several Underwriters and the Company and with respect to the provisions of Section 8, the officers and directors and each controlling person referred to in Section 8, and their respective successors, heirs or legal representatives. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors" as used in this Agreement shall not include any purchaser, as such purchaser, of any Senior Notes from the Underwriters.

      In all dealings hereunder, the Representatives shall act on behalf of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives (or by any one of the Representatives authorized by the agreement among the Underwriters relating to the Senior Notes to act on behalf of all the Underwriters).

      SECTION 13.  Notices.  All communications hereunder shall be
                   -------
in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at the address set forth in Schedule I hereto, and notices to the Company shall be directed to it at 1900 Pennsylvania Avenue, N. W., Washington, D. C. 20068, Attention of Ellen Sheriff Rogers, Associate General Counsel, Secretary and Assistant Treasurer.

      SECTION 14.  Governing Law.  This Agreement shall be governed
                   -------------
by the laws of the State of New York.

      SECTION 15.  Counterparts.  This Agreement may be
                   ------------
simultaneously executed in counterparts, each of which when so executed shall be deemed to be an original. Such counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed duplicate hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                              Very truly yours,

                              POTOMAC ELECTRIC POWER COMPANY





                              By _________________________________
                                       Dennis R. Wraase
                                    Senior Vice President and
                                     Chief Financial Officer




      The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.



____________________
____________________
____________________
____________________





By____________________________

                                  SCHEDULE I

Underwriting Agreement dated _______________

Registration Statement No. 333-_____

Representative and Address:




Senior Notes:

      Designation:  Senior Notes, _____% Series
                    due ____

      Principal Amount:  $___________

      Supplemental Indenture dated as of _________, 199_

      Date of Maturity:




      Interest Rate:



      Purchase Price:   ______% of the principal
                        amount thereof

      Public Offering Price:     ______% of the principal amount
                                 thereof, plus accrued interest, if
                                 any, from the date of delivery to
                                 the Underwriters

      Closing Date and Location: _________, 199_ at 10:00 a.m.
                  At the offices of Potomac Electric Power Company
                  Suite 841
                  1900 Pennsylvania Avenue, N.W.
                  Washington, DC  20068

                                  SCHEDULE II





                                                   Principal
                                                    Amount
Name of Underwriters                             of Senior Notes

                                                 $








                                       Total      $

                [LETTERHEAD OF POTOMAC ELECTRIC POWER COMPANY]





Ladies and Gentlemen:

     This opinion is being delivered to you in connection with the issuance and sale by Potomac Electric Power Company (the "Company") of $_____ aggregate principal amount of its Senior Notes, ___% Series due _____ (the "Senior Notes"), which are being issued under an Indenture, dated ____, 1998 (the "Senior Note Indenture"), between the Company and The Bank of New York, as trustee (the "Senior Note Trustee"), as supplemented by a Supplemental Indenture thereto, dated _____, 19__, with respect to the Senior Notes (the "Senior Note Supplemental Indenture"), and which are being purchased by the Underwriters named in the Underwriting Agreement, dated _____, 19__, and between the Underwriters and the Company with respect to the Senior Notes (the "Underwriting Agreement").

     The Senior Notes will be secured by First Mortgage Bonds, ___% Series due ____ (the "First Mortgage Bonds"), of an equal principal amount issued under the Mortgage and Deed of Trust, dated July 1, 1936, between the Company and The Bank of New York, as successor trustee (the "Mortgage Bond Trustee"), as heretofore supplemented and amended (the "Mortgage Bond Indenture"), and as now further supplemented and amended by a Supplemental Indenture, dated ____, 19__, with respect to the First Mortgage Bonds (the "Mortgage Bond Supplemental Indenture"). As used herein, the term "Registration Statement" means the registration statement of the Company on Form S-3 filed with the Securities and Exchange Commission, File No. 33-
___.   All other capitalized terms used in this opinion letter that are not defined herein, but which are defined, either directly or by cross-reference, in the Underwriting Agreement, are used herein with the respective meanings assigned to such terms in the Underwriting Agreement.

     As counsel for the Company, I have examined such corporate records, certificates and other documents and such questions of law as I have considered necessary or appropriate for the purpose of this opinion. I have not examined the Senior Notes, except for the specimen thereof attached as Exhibit A to the certificate of the Senior Note Trustee of even date herewith as to due authentication and delivery of the Senior Notes, have assumed that the Senior Notes conform in all respects to such specimen, and have relied on such certificate as to the due authentication and delivery of the Senior Notes. I likewise have not examined the First Mortgage Bonds, except for the specimen thereof attached as Exhibit A to the certificate of the Mortgage Bond Trustee of even date herewith as to the due authentication and delivery of the First

Mortgage Bonds, have assumed that the First Mortgage Bonds conform in all respects to such specimen, and have relied on such certificate as to the due authentication and delivery of the First Mortgage Bonds. On the basis of my examinations as aforesaid, I advise you that, in my opinion:

     1. The Company has been duly incorporated and is now validly existing as a corporation in good standing under the laws of the District of Columbia; is also now validly existing and in good standing as a domestic corporation of the Commonwealth of Virginia; has charter power to carry on the business in which it is now engaged as set forth in the Prospectus, is legally qualified to carry on in the State of Maryland the business in which it is now engaged in said State; and is legally qualified to carry on business within the Commonwealth of Pennsylvania, limited however to its participation in the construction, ownership and operation of the Conemaugh generating station and certain related transmission lines.

     2. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     3. The Senior Note Indenture and the Senior Note Supplemental Indenture each has been duly and validly authorized, executed and delivered by the Company. The Senior Note Indenture, as supplemented by the Senior Note Supplemental Indenture, is a valid and legally binding instrument of the Company that is enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws of general application relating to the enforcement of creditors' rights or by general principles of equity.

     4. The Mortgage Bond Indenture and the Mortgage Bond Supplemental Indenture each has been duly and validly authorized, executed and delivered by the Company. The Mortgage Bond Indenture, as supplemented by the Mortgage Bond Supplemental Indenture, is a valid and legally binding instrument of the Company that is enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws of general application relating to the enforcement of creditors' rights or by general principles of equity.

     5. The Senior Notes have been duly and validly authorized by all necessary corporate action, have been duly and validly issued in accordance with the provisions of the Senior Note Indenture and the Senior Note Supplemental Indenture, and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws of general application relating to the enforcement of creditors' rights or by general principles of equity, and are entitled to the benefit and security afforded by the Senior Note Indenture.

     6. The First Mortgage Bonds have been duly and validly authorized by all necessary corporate action, have been duly and validly issued in accordance with the provisions of the Mortgage Bond Indenture and the Mortgage Bond Supplemental Indenture, and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws of general application relating to the enforcement of creditors' rights or by general principles of equity, and are entitled to the benefit and security afforded by the Mortgage Bond Indenture.

     7. The Registration Statement is effective under the Securities Act of 1933, as amended (the "1933 Act"), no stop order suspending the effectiveness of the Registration Statement has been issued, and, to the best of my knowledge, no proceedings for that purpose are pending or threatened under Section 8(d) of the 1933 Act.

     8. The approval of the Public Service Commission of the District of Columbia, which is required for the valid authorization, issuance and sale of the Senior Notes by the Company in accordance with the Underwriting Agreement has been obtained and is in full force and effect. No approval by the State Corporation Commission of Virginia is necessary for the valid authorization, issuance and sale of the Senior Notes by the Company in accordance with the Underwriting Agreement. No approval, consent or order of the Maryland Public Service Commission or any other regulatory authority of the State of Maryland is required for the valid authorization, issuance and sale of the Senior Notes by the Company in accordance with the Underwriting Agreement (other than any applicable requirements of the Maryland Securities Law, as to which I express an opinion). I do not know of any other approvals, consents or orders of any governmental body that are legally required as a condition to the valid authorization and issuance of the Senior Notes (other than compliance with the securities or "blue sky" laws of any jurisdiction, as to which I express no opinion).

     9. The summary of the terms of the Senior Note Indenture, the Senior Notes, the Mortgage Bond Indenture and the First
Mortgage Bonds contained in the Registration Statement and Prospectus fairly describes the provisions thereof required to be described by the registration form.

     10. The Mortgage Bond Indenture constitutes a valid first lien or charge, to the extent that it purports to be such, upon the interest held by the Company in its property covered by the Mortgage Bond Indenture, subject only to such exceptions, defects, qualifications and other matters as may be permitted by the Mortgage Bond Indenture and to such other matters as in my opinion do not materially affect the security for the First Mortgage Bonds. The Mortgage and Deed of Trust dated July 1, 1936, and the supplements and amendments thereto, other than the Mortgage Bond Supplemental Indenture, have been duly recorded and filed for record in the only counties in which any real property subject to the lien of the Mortgage Bond Indenture is located, and the Mortgage Bond Supplemental Indenture also has been so recorded and filed, and all requisite steps have been taken to perfect the security interest of the Mortgage Bond Indenture in personal property of the Company.

     11. The Senior Note Indenture constitutes a valid first lien on the First Mortgage Bonds.

     12. The Company holds valid franchises, permits and other rights adequate for the business of the Company in the territory which it serves, and such franchises, permits and other rights contain no unduly burdensome restrictions.

     13. There are no material pending legal proceedings (other than ordinary routine litigation incidental to the business or as disclosed in the Prospectus) to which the Company is a party or of which any of its property is the subject.

     14. The Company has good and valid title in and to all of the real property reflected in its most recent audited balance sheet that is incorporated by reference in the Registration Statement (except real property disposed of in the ordinary course of business since that date), free and clear of all liens, charges and encumbrances against the same, except for the lien of the Mortgage Bond Indenture and for such liens, charges, encumbrances, defects, qualifications and other matters affecting title, possession or use as may be permitted by the Mortgage Bond Indenture.

     I also advise you that, in my opinion, Registration Statement, as of the effective date thereof, appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, and to the extent applicable, the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission thereunder, and that the Senior Note Indenture and the Senior Note Supplemental Indenture appear on their face to be appropriately responsive in all material respects to the requirements of the 1939 Act and the applicable rules and regulations of the Securities and Exchange Commission thereunder.

     Except as set forth in paragraph 9 above, I am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus and make no representation that I have independently verified the accuracy, completeness or fairness of such statements, except insofar as such statements relate to me. However, based on my examination of the Registration Statements and Prospectus and of the documents specifically referred to in the section thereof entitled "Description of Senior Notes," "Description of Indenture" and "Description of Senior Note Mortgage Bonds and Mortgage," on my general familiarity with the affairs of the Company, and on my participation in conferences with officials and other representatives of, and other counsel for, the Company, with PricewaterhouseCoopers LLP, the independent accountants of the Company, and with your representatives and your counsel, I do not believe that Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) under the 1933 Act or at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. I am expressing no belief, however, as to the financial statements or other financial or statistical data constituting a part of, or incorporated by reference in, the Registration Statement or the Prospectus or as to the parts of the Registration Statement the constitute the statement of eligibility of the Senior Note Trustee.

     I have assumed, with your approval, but not independently verified, that the signatures on all documents examined by me are genuine.

                      [Letterhead of Covington & Burling]



Ladies and Gentlemen:

     We have acted as special counsel to Potomac Electric Power Company (the "Company") in connection with the issuance and sale by the Company of $____ in principal amount of Senior Notes, ___% Series due ____ (the "Senior Notes"), which are being issued under an Indenture, dated _____, 1998 (the "Senior Note Indenture") between the Company and The Bank of New York, as trustee (the "Senior Note Trustee"), as supplemented by a Supplemental Indenture thereto, dated _____, 19__, with respect to the Senior Notes (the "Senior Note Supplemental Indenture"), and which are being purchased by the Underwriters named in the Underwriting Agreement dated _____, 19__ between the Underwriters and the Company with respect to the Senior Notes (the "Underwriting Agreement").

     The Senior Notes will be secured by First Mortgage Bonds, ___% Series due ____ (the "First Mortgage Bonds") of an equal principal amount issued under the Mortgage and Deed of Trust, dated July 1, 1936, between the Company and The Bank of New York, as successor trustee (the "Mortgage Bond Trustee"), as heretofore supplemented and amended (the "Mortgage Bond Indenture") and as now further supplemented and amended by a Supplemental Indenture, dated _____, 19__, with respect to the First Mortgage Bonds (the "Mortgage Bond Supplemental Indenture").
     As used herein, the term "Registration Statement" means the registration statement of the Company on Form S-3, File No. 33- _____. All other terms used herein that are not defined herein but which are defined, either directly or by cross-reference, in the Underwriting Agreement are used herein with the respective meanings assigned to such terms therein.

     As counsel for the Company, we have examined originals (or copies certified or otherwise identified to our satisfaction) of such instruments, certificates and documents and have reviewed such questions of law as we have deemed necessary or appropriate for the purpose of the opinions rendered below. In such examination, we have assumed the genuiness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as copies, the conformity of the Senior Notes to the specimen thereof attached as Exhibit A to the certificate of the Senior Note Trustee of even date herewith regarding the due authentication and delivery of the Senior Notes and the conformity of the First Mortgage Bonds to the specimen thereof attached as Exhibit A to the certificate of the Mortgage Bond Trustee of even date herewith regarding due authentication and delivery of the First Mortgage Bonds. As to any facts material to our opinion we have, when relevant facts were not independently established, relied upon the aforesaid certificates.

     Based on the foregoing, and subject to the following limitations and qualifications, we are of the opinion that:

     1. The Company has been duly incorporated and is validly existing as a corporation under the laws of the District of Columbia and under the laws of the Commonwealth of Virginia, and has the corporate power and authority to execute the Underwriting Agreement, the Senior Note Indenture, the Senior Note Supplemental Indenture and the Mortgage Bond Supplemental Indenture, and to issue and sell the Senior Notes and to issue the First Mortgage Bonds.

     2. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     3. The Senior Note Indenture and the Senior Note Supplemental Indenture each have been duly and validly authorized by all necessary corporate action, and have been duly and validly executed and delivered by the Company. As supplemented by the Senior Note Supplemental Indenture, the Senior Note Indenture constitutes a valid and legally binding instrument of the Company that is enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights or by general principles of equity. The Senior Note Indenture, as supplemented by the Senior Note Supplemental Indenture, has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

     4. The Mortgage Bond Supplemental Indenture has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered by the Company. As supplemented and amended by the Mortgage Bond Supplemental Indenture, the Mortgage Bond Indenture constitutes a valid and legally binding instrument of the Company that is enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights or by general principles of equity.

     5. The Senior Notes have been duly and validly authorized by all necessary corporate action, have been duly and validly issued in accordance with the provisions of the Senior Note Indenture and the Senior Note Supplemental Indenture, and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors' rights or by general principles of equity, and are entitled to the benefit and security afforded by the Senior Note Indenture.

     6. The Mortgage Bonds have been duly and validly authorized by all necessary corporate action, have been duly and validly issued in accordance with the provisions of the Mortgage Bond Indenture and the Mortgage Bond Supplemental Indenture, and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors' rights or by general principles of equity, and are entitled to the benefit and security afforded by the Mortgage Bond Indenture.

     7. The Registration Statement is effective under the Securities Act of 1933, as amended (the "1933 Act"), and to the best of our knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the 1933 Act. The Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424 under the 1933 Act (except for the financial statements and other financial and statistical data constituting a part thereof, as to which we express no opinion), complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1939 Act, and the applicable rules and regulations of the Commission thereunder, except that we express no opinion on the Form T-1 filed as an exhibit thereto. The documents or portions thereof filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), and incorporated by reference in the Registration Statement and the Prospectus, at the times they were filed with the Commission, complied as to form in all material respects with the 1934 Act, and the rules and regulations of the Commission thereunder.

     8. The approval of the Public Service Commission of the District of Columbia which is required for the valid authorization, issuance and sale of the Senior Notes by the Company in accordance with the Underwriting Agreement has been obtained and, to the best of our knowledge, such approval is in full force and effect. No approval by the State Corporation Commission of the Commonwealth of Virginia is necessary for the valid authorization, issuance and sale of the Senior Notes by the Company in accordance with the Underwriting Agreement, and we do not know of any other approvals, consents or orders of any governmental body under the laws of the District of Columbia or the Commonwealth of Virginia that are legally required as a condition to the valid authorization and issuance of the Senior Notes (other compliance with the securities or "blue sky" laws of such jurisdiction, as to which we express no opinion).

     9. The summary of the terms of the Senior Note Indenture, the Senior Notes, the Mortgage Bond Indenture and the First Mortgage Bonds contained in the Registration Statement and the Prospectus fairly describes the provisions thereof required to be described by the registration statement form.

     In passing upon the forms of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made and information included therein by the Company and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 9 above. In connection with the Company's preparation of the Registration Statement and the Prospectus, we had discussions with certain of its officers and representatives. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that, at the time the Registration Statement became effective, it contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) or at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. We are not making any statement as to the financial statements and other financial and statistical data constituting a part of the Registration Statement or the Prospectus.

     The opinions set forth herein are solely for your benefit in connection with the consummation of the transactions contemplated by the Underwriting Agreement, and may not be relied upon by you for any other purpose or by any other person for any purpose.

                                   Very truly yours,



                                   Covington & Burling

              [LETTERHEAD OF WINTHROP, STIMSON, PUTMAN & ROBERTS]

Ladies and Gentlemen:

     We have acted as counsel for you in connection with your purchase from Potomac Electric Power Company (the "Company") of $___ principal amount of its Senior Notes, ___% Series due _____ (the "Senior Bonds"), pursuant to the Underwriting Agreement, dated _____, 19__, between you and the Company (the "Underwriting Agreement"). The Senior Notes have been issued under an Indenture, dated ____, 1998 (the "Senior Note Indenture"), between the Company and The Bank of New York, as trustee (the "Senior Note Trustee"), as supplemented by a Supplemental Indenture thereto, dated _____, 19__, with respect to the Senior Notes (the "Senior Note Supplemental Indenture").

     The Senior Notes will be secured by First Mortgage Bonds, ___% series due ____ (the "First Mortgage Bonds"), of an equal principal amount issued under the Mortgage and Deed of Trust, dated July 1, 1936, between the Company and The Bank of New York, as successor trustee (the "Mortgage Bond Trustee"), as heretofore supplemented and amended (the "Mortgage Bond Indenture"), and as now further supplemented and amended by a Supplemental Indenture, dated _____, 19__, with respect to the First Mortgage Bonds (the "Mortgage Bond Supplemental Indenture").

     We are members of the New York Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of the District of Columbia, the State of Maryland or the Commonwealths of Pennsylvania or Virginia. We understand that you are relying and, in rendering this opinion, we have, with your consent, relied upon the opinion of even date herewith addressed to you by William T. Torgerson, Esq., Senior Vice President and General Counsel of the Company, as to all matters covered in such opinion relating to the laws of the District of Columbia, the State of Maryland and the Commonwealths of Pennsylvania or Virginia. We do not pass upon the organization of the Company, titles to property, franchises or the lien of the Senior Note Indenture or the Mortgage Bond Indenture. As to such matters, it is our understanding that you are relying on the above-mentioned opinion. We have reviewed such opinion and believe it is satisfactory and that you and we are justified in relying thereon.

     We have examined the documents described in the list of closing papers as having been delivered to you at the closing and such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. We have not examined the Senior Notes or the First Mortgage Bonds, except for specimens thereof, and we have relied upon certificates of the Senior Note Trustee and the Mortgage Bond Trustee, respectively, as to the authentication and delivery thereof. As to various questions of fact material to this opinion, we have relied upon representations of the Company and statements in the Registration Statements and the Prospectus hereinafter mentioned. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us, and the genuineness and conformity to original documents of documents submitted to us as certified or photostatic copies.

     Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

     1. The Senior Notes have been duly and validly authorized by all necessary corporate action of the Company, have been duly and validly issued in accordance with the provisions of the Senior Note Indenture and the Senior Note Supplemental Indenture, and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, or other laws affecting the enforcement of mortgagees' and other creditors' rights and by general principles of equity (regardless of whether enforceability is considered in a proceeding at equity or in law), and by an implied covenant of good faith and fair dealing; and the Senior Notes are entitled to the benefits and security afforded by the Senior Note Indenture.

     2. The Mortgage Bonds have been duly and validly authorized by all necessary corporate action of the Company, have been duly and validly issued in accordance with the provisions of the Mortgage Bond Indenture and the Mortgage Bond Supplemental Indenture, and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, or other laws of general application affecting the enforcement of mortgagees' and other creditors' rights and by general principles of equity (regardless of whether enforceability is considered in a proceeding at equity or in law), and by an implied covenant of good faith and fair dealing; and the Mortgage Bonds are entitled to the benefits and security afforded by the Mortgage Bond Indenture.

     3. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     4. The Senior Note Indenture and the Senior Note Supplemental Indenture, each has been duly and validly authorized, executed and delivered by the Company, and is a legal, valid and binding instrument, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, or other laws of general application relating to the enforcement of mortgagees' and other creditors' rights and by general principles of equity (regardless of whether enforceability is considered in a proceeding at equity or in law), and by an implied covenant of good faith and fair dealing. The Senior Note Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

     5. The Mortgage Bond Indenture and the Mortgage Bond Supplemental each has been duly and validly authorized, executed and delivered by the Company, and is a legal, valid and binding instrument, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, or other laws of general application relating to the enforcement of mortgagees' and other creditors' rights and by general principles of equity (regardless of whether enforceability is considered in a proceeding at equity or in law), and by an implied covenant of good faith and fair dealing.

     6. The Registration Statement is effective under the Securities Act of 1933, as amended (the "1933 Act"), and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the 1933 Act. The Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) under the 1933 Act (except as to the financial statements and other financial or statistical data constituting a part thereof or incorporated by reference therein, upon which we express no opinion), complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1939 Act and the applicable instructions, rules and regulations of the Commission thereunder, except that we express no opinion on the Form T-1 filed as an exhibit thereto. The documents or portions thereof filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), and incorporated by reference in the Registration Statement and the Prospectus pursuant to Item 12 of Form S-3 (except as to the financial statements and other financial or statistical data constituting a part thereof or incorporated by reference therein, upon which we express no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the 1934 Act and the applicable instructions, rules, and regulations of the Commission thereunder.

     7. The summary of the terms of the Senior Note Indenture, the Senior Notes, the Mortgage Bond Indenture, and the First Mortgage Bonds contained in the Registration Statement and Prospectus fairly describes the provisions thereof required to be described by the registration statement form, except that we express no opinion as to the statements contained under "Description of the Senior Note Mortgage Bonds and Mortgage -- Security."

     8. The approval of the Public Service Commission of the District of Columbia, which is required for the valid authorization, issuance and sale of the Senior Notes by the Company in accordance with the Underwriting Agreement, has been obtained and, to the best of our knowledge, such approval is in full force and effect. No approval by the State Corporation Commission of the Commonwealth of Virginia is necessary for the valid authorization, issuance and sale of the

Senior Notes by the Company in accordance with the Underwriting Agreement, and we do not know of any other approvals of any governmental body required in that connection (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion herein.)

     All legal proceedings and legal opinions rendered in connection with the issuance and sale of the Senior Notes, including the opinion of William T. Torgerson, Esq., of even date herewith, are satisfactory in form to us.

     In passing upon the forms of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made and information included therein by the Company and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 7 above. In connection with the Company's preparation of the Registration Statement and the Prospectus, we have had conferences with certain of its officers and representatives, with counsel for the Company, with PricewaterhouseCoopers LLP, the Company's independent public accountants, and with your representatives. We did not participate in the preparation of the documents incorporated by reference in the Registration Statements and the Prospectus. Our examination of the Registration Statement and the Prospectus, and our discussions in the above-mentioned conferences, did not disclose to us any information that gives us reason to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) under the 1933 Act or at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data constituting a part of, or incorporated by reference in, the Registration Statement or the Prospectus or as to the parts of the Registration Statement that constitute the statement of eligibility of the Senior Note Trustee.

     This opinion is given to you solely for your use in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon by any other person or for any other purpose, without our prior written consent.